                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
February 27, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-2 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as servicer and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-2 Trust.

      WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement (as amended, the "2003 MSWSA"), dated as of January 1, 2003, by and between Assignor, as purchaser, and Wells Fargo Bank (successor in interest to Wells Fargo Home Mortgage, Inc.), as seller and servicer, (ii) that certain Master Mortgage Loan Purchase Agreement, (as amended, the "2003 MMLPA"), dated as of January 1, 2003, by and between Assignor, as purchaser, and Wells
Fargo Bank (successor in interest to Wells Fargo Home Mortgage, Inc.), as seller, (iii) that certain Master Seller's Warranties and Servicing Agreement, dated as of March 1, 2005 (as amended and restated on December 1, 2005, the
"March MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (iv) that certain Master Mortgage Loan Purchase Agreement, dated as of March 1, 2005 (as amended and restated on December 1, 2005, the
"March MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (v) that certain Amended and Restated Master Seller's Warranties and
Servicing Agreement, dated as of December 1, 2005 (the "December MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer,
(vi) that certain Amended and Restated Master Mortgage Loan Purchase Agreement,
dated as of December 1, 2005 (the "December MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (vii) that certain Assignment and
Conveyance Agreement (W11), dated as of February 26, 2004, by and between
Assignor and Wells Fargo Bank, (viii) that certain Assignment and Conveyance
Agreement (W84), dated as of October 26, 2005, by and between Assignor and Wells
Fargo Bank, (ix) that certain Assignment and Conveyance Agreement (W97), dated as of December 15, 2005, by and between Assignor and Wells Fargo Bank, and (x)
that certain Assignment and Conveyance Agreement (W01), dated as of January 27,
2006, by and between Assignor and Wells Fargo Bank (collectively, with the 2003
MSWSA, the 2003 MMLPA, the March MSWSA, the March MMLPA, the December MSWSA and
the December MMLPA, the "Purchase and Servicing Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer
(in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and
Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among
BAFC, the Master Servicer, the Securities Administrator and the Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

            a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

            c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

            d.    Neither the Assignor nor anyone acting on its behalf has
offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in

                                        2

the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the
Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the
Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33
Act or require registration pursuant thereto.

      3.    From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and
Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage
Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the
December MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the December MSWSA as modified by Section 7 of this Agreement, for the benefit of the Assignee.

      4.    Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the December MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the
Mortgage Loans in accordance with the terms of the December MSWSA, as applicable, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

      5.    [Reserved]

      6.    In accordance with Sections 2.03 and 9.01 of the December MSWSA, the
Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the December MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction
(as defined in the December MSWSA).

      7.    Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the December MSWSA:

      a.    Regarding the Regulation AB (as defined in the December MSWSA)
            provisions set forth in the December MSWSA, Wells Fargo Bank hereby agrees to comply with and provide, as mutually agreed upon between
            Wells Fargo Bank and the Master Servicer, the information with respect to Wells Fargo Bank and all of the Mortgage Loans required by the Master Servicer in order for the Master Servicer to agree to be obligated to file reports with the Commission on behalf of the related trust.

                                        3

      b.    Section 5.02. Section 5.02 is hereby modified to read as follows:

            "Not later than the fifth (5th) Business Day of each month, the
            Company shall furnish to the Purchaser (or any master servicer) a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such
            Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by
            Exhibit G-1 is limited to that which is readily available to the
            Company and is mutually agreed to by the Company and the Purchaser
            (or any master servicer)."

            The exhibits referenced in this Section 7 are attached to this
            Agreement as Exhibit B hereto.

      c.    Section 6.04. Section 6.04 is hereby modified by deleting the paragraph (i) in its entirety. In addition the phrases "the
            Purchaser and any Depositor" and "the Purchaser and such Depositor"
            are deleted and replaced with "the Master Servicer".

      d.    Section 6.05. Section 6.05 is hereby modified by deleting the last sentence of such section in its entirety.

      e.    Section 6.06. Section 6.06 is hereby modified by deleting the phrases "the Purchaser and any Depositor" and "the Purchaser and
            such Depositor" and replacing them with "the Master Servicer".

      f.    Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty":

            "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten)"

      g.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      8.    The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Purchase and Servicing
Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2006-2

                                        4

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

      9.    Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                  WELLS FARGO BANK, N.A.
                  ABA# 121000248
                  FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                  FFC TO: BAFC 2006-2 # 50895800

      10.   Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the
Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and
Servicing Agreements, the right to examine the books and records of Wells Fargo
Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.

                               [Signatures Follow]

                                        5

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Bank of America, National Association,
                                          as Assignor

                                          By:  /s/ Bruce W. Good
                                               ---------------------------------
                                               Name:  Bruce W. Good
                                               Title: Vice President

                                          U.S. Bank National Association,
                                          as Assignee

                                          By:  /s/ Melissa A. Rosal
                                               ---------------------------------
                                               Name: Melissa A. Rosal
                                               Title: Vice President

                                          Banc of America Funding Corporation

                                          By:  /s/ Scott Evans
                                               ---------------------------------
                                               Name:  Scott Evans
                                               Title: Senior Vice President

                                          Wells Fargo Bank, N.A., as servicer

                                          By:  /s/ Patrick Greene
                                               ---------------------------------
                                               Name: Patrick Greene
                                               Title: Senior Vice President

Acknowledged and Agreed as
of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Peter A. Gobell
    --------------------------------------
Name: Peter A. Gobell
Title: Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2006-2]

                                [DO NOT EXECUTE]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                      A-1

                                   EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

-------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                              DESCRIPTION                      DECIMAL     FORMAT COMMENT
-------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer. This may be different than the
                                LOAN_NBR
-------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan
                                by the originator.
-------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
-------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by
                                an external servicer to identify a group
                                of loans in their system.
-------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
-------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
-------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment                    MM/DD/YYYY
                                is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was                   MM/DD/YYYY
                                filed.
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
-------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy                     MM/DD/YYYY
                                has been approved by the courts
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                            MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                                By The Servicer
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A
                                Loan Such As;
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                                Scheduled To End/Close
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                Completed
-------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the                      MM/DD/YYYY
                                servicer with instructions to begin
                                foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to                        MM/DD/YYYY
                                Pursue Foreclosure
-------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                                a Foreclosure Action
-------------------------------------------------------------------------------------------------------------

                                       B-1

-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is                      MM/DD/YYYY
                                expected to occur.
-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the               2        No commas(,) or
                                foreclosure sale.                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of                  MM/DD/YYYY
                                the borrower.
-------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession                  MM/DD/YYYY
                                of the property from the borrower.
-------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is               2        No commas(,) or
                                marketed.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                      MM/DD/YYYY
                                particular price.
-------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO             2        No commas(,) or
                                property.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin                    MM/DD/YYYY
                                or by the Servicer.
-------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                     MM/DD/YYYY
                                scheduled to close.
-------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
-------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
-------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                           MM/DD/YYYY
                                performed.
-------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property           2
                                based on brokers price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if           2
                                repairs are completed pursuant to a
                                broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
-------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower
                                to stop paying on a loan. Code indicates
                                the reason why the loan is in default for
                                this cycle.
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                                With Mortgage Insurance Company.
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                                Claim Payment
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On           2        No commas(,) or
                                Claim                                                        dollar signs ($)
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                                Company
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance           2        No commas(,) or
                                Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                                Issued By The Pool Insurer
-------------------------------------------------------------------------------------------------------------

                                       B-2

POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance              2        No commas(,) or
                                Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                    2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                     2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                    2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                     2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                                Admin
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                                Payment
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim             2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------

                                      B-3

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows: .

      o   ASUM- Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO- Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS- Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-4

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

              ------------------------------------------------------------------
              DELINQUENCY CODE        DELINQUENCY DESCRIPTION
              ------------------------------------------------------------------
              001                     FNMA-Death of principal mortgagor
              ------------------------------------------------------------------
              002                     FNMA-Illness of principal mortgagor
              ------------------------------------------------------------------
              003                     FNMA-Illness of mortgagor's family member
              ------------------------------------------------------------------
              004                     FNMA-Death of mortgagor's family member
              ------------------------------------------------------------------
              005                     FNMA-Marital difficulties
              ------------------------------------------------------------------
              006                     FNMA-Curtailment of income
              ------------------------------------------------------------------
              007                     FNMA-Excessive Obligation
              ------------------------------------------------------------------
              008                     FNMA-Abandonment of property
              ------------------------------------------------------------------
              009                     FNMA-Distant employee transfer
              ------------------------------------------------------------------
              011                     FNMA-Property problem
              ------------------------------------------------------------------
              012                     FNMA-Inability to sell property
              ------------------------------------------------------------------
              013                     FNMA-Inability to rent property
              ------------------------------------------------------------------
              014                     FNMA-Military Service
              ------------------------------------------------------------------
              015                     FNMA-Other
              ------------------------------------------------------------------
              016                     FNMA-Unemployment
              ------------------------------------------------------------------
              017                     FNMA-Business failure
              ------------------------------------------------------------------
              019                     FNMA-Casualty loss
              ------------------------------------------------------------------
              022                     FNMA-Energy environment costs
              ------------------------------------------------------------------
              023                     FNMA-Servicing problems
              ------------------------------------------------------------------
              026                     FNMA-Payment adjustment
              ------------------------------------------------------------------
              027                     FNMA-Payment dispute
              ------------------------------------------------------------------
              029                     FNMA-Transfer of ownership pending
              ------------------------------------------------------------------
              030                     FNMA-Fraud
              ------------------------------------------------------------------
              031                     FNMA-Unable to contact borrower
              ------------------------------------------------------------------
              INC                     FNMA-Incarceration
              ------------------------------------------------------------------

                                       B-5

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

              ------------------------------------------------------------------
                STATUS CODE           STATUS DESCRIPTION
              ------------------------------------------------------------------
                     09               Forbearance
              ------------------------------------------------------------------
                     17               Pre-foreclosure Sale Closing Plan Accepted
              ------------------------------------------------------------------
                     24               Government Seizure
              ------------------------------------------------------------------
                     26               Refinance
              ------------------------------------------------------------------
                     27               Assumption
              ------------------------------------------------------------------
                     28               Modification
              ------------------------------------------------------------------
                     29               Charge-Off
              ------------------------------------------------------------------
                     30               Third Party Sale
              ------------------------------------------------------------------
                     31               Probate
              ------------------------------------------------------------------
                     32               Military Indulgence
              ------------------------------------------------------------------
                     43               Foreclosure Started
              ------------------------------------------------------------------
                     44               Deed-in-Lieu Started
              ------------------------------------------------------------------
                     49               Assignment Completed
              ------------------------------------------------------------------
                     61               Second Lien Considerations
              ------------------------------------------------------------------
                     62               Veteran's Affairs-No Bid
              ------------------------------------------------------------------
                     63               Veteran's Affairs-Refund
              ------------------------------------------------------------------
                     64               Veteran's Affairs-Buydown
              ------------------------------------------------------------------
                     65               Chapter 7 Bankruptcy
              ------------------------------------------------------------------
                     66               Chapter 11 Bankruptcy
              ------------------------------------------------------------------
                     67               Chapter 13 Bankruptcy
              ------------------------------------------------------------------

                                       B-6

EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-------------------------------------------------------------------------------------------------------------------------
COLUMN NAME               DESCRIPTION                                 DECIMAL    FORMAT COMMENT                   MAX
                                                                                                                  SIZE
-------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR          A value assigned by the Servicer to                    Text up to 10 digits                  20
                          define a group of loans.
-------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan              Text up to 10 digits                  10
                          by the investor.
-------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the              Text up to 10 digits                  10
                          Servicer. This may be different than the
                          LOAN_NBR.
-------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the                   Maximum length of 30 (Last,           30
                          file.  It is not separated by first and                First)
                          last name.
-------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled      2       No commas(,) or dollar signs          11
                          interest payment that a borrower is                    ($)
                          expected to pay, P&I constant.
-------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the      4       Max length of 6                        6
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the          4       Max length of 6                        6
                          service fee rate as reported by the
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as          4       Max length of 6                        6
                          reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as        2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported        2       No commas(,) or dollar signs          11
                          by the Servicer.                                       ($)
-------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the           4       Max length of 6                        6
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to             4       Max length of 6                        6
                          calculate a forecasted rate.
-------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance        2       No commas(,) or dollar signs          11
                          at the beginning of the processing cycle.              ($)
-------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance        2       No commas(,) or dollar signs          11
                          at the end of the processing cycle.                    ($)
-------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle                MM/DD/YYYY                            10
                          that the borrower's next payment is due
                          to the Servicer, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be             2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the               MM/DD/YYYY                            10
                          first curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first          2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be            2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the               MM/DD/YYYY                            10
                          second curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second         2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be             2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------

                                       B-7

SERV_CURT_DATE_3          The curtailment date associated with the               MM/DD/YYYY                            10
                          third curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third          2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as              2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported by the               MM/DD/YYYY                            10
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Action Code Key:                       2
                                                                                 15=Bankruptcy, 30=Foreclosure,
ACTION_CODE               The standard FNMA numeric code used to                 , 60=PIF, 63=Substitution,
                          indicate the default/delinquent status of              65=Repurchase,70=REO
                          a particular loan.
-------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as       2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount,      2       No commas(,) or dollar signs          11
                          if applicable.                                         ($)
-------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if            2       No commas(,) or dollar signs          11
                          applicable.                                            ($)
-------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a        2       No commas(,) or dollar signs          11
                          loss, if applicable.                                   ($)
-------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal            2       No commas(,) or dollar signs          11
                          amount due at the beginning of the cycle               ($)
                          date to be passed through to investors.
-------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to         2       No commas(,) or dollar signs          11
                          investors at the end of a processing                   ($)
                          cycle.
-------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as              2       No commas(,) or dollar signs          11
                          reported by the Servicer for the current               ($)
                          cycle -- only applicable for
                          Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less       2       No commas(,) or dollar signs          11
                          the service fee amount for the current                 ($)
                          cycle as reported by the Servicer -- only
                          applicable for Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by       2       No commas(,) or dollar signs          11
                          the Servicer for the current reporting                 ($)
                          cycle -- only applicable for
                          Actual/Actual Loans.
-------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the      2       No commas(,) or dollar signs          11
                          service fee amount for the current                     ($)
                          reporting cycle as reported by the
                          Servicer -- only applicable for
                          Actual/Actual Loans.
-------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a             2       No commas(,) or dollar signs          11
                          borrower prepays on his loan as reported               ($)
                          by the Servicer.
-------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the          2       No commas(,) or dollar signs          11
                          loan waived by the servicer.                           ($)
-------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the                      MM/DD/YYYY                            10
                          Modification for the loan.
-------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                 Varchar - value can be alpha          30
                                                                                 or numeric
-------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and          2       No commas(,) or dollar signs          11
                          interest advances made by Servicer.                    ($)
-------------------------------------------------------------------------------------------------------------------------

                                       B-8

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

                     The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For
             documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.  Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.    The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy
             Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid
             Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.    The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23.    The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________              Date: _______________
Phone: ______________________  Email Address:_____________________

   ---------------------    -----------------------    -------------------------
   Servicer Loan No.        Servicer Name              Servicer Address

   ---------------------    -----------------------    -------------------------

WELLS FARGO BANK, N.A. Loan No.______________________________________________
Borrower's Name:_____________________________________________________________
Property Address:____________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)     Actual Unpaid Principal Balance of Mortgage Loan    $________________(1)
(2)     Interest accrued at Net Rate                        _________________(2)
(3)     Accrued Servicing Fees                              _________________(3)
(4)     Attorney's Fees                                     _________________(4)
(5)     Taxes                                               _________________(5)
(6)     Property Maintenance                                _________________(6)
(7)     MI/Hazard Insurance Premiums                        _________________(7)
(8)     Utility Expenses                                    _________________(8)
(9)     Appraisal/BPO                                       _________________(9)
(10)    Property Inspections                                ________________(10)
(11)    FC Costs/Other Legal Expenses                       ________________(11)
(12)    Other (itemize)                                     $_______________(12)
            Cash for Keys_______________________________    ________________
            HOA/Condo Fees______________________________    ________________
            ____________________________________________    ________________
            ____________________________________________    ________________
            TOTAL EXPENSES                                  $_______________(13)

CREDITS:

(14)    Escrow Balance                                      $_______________(14)
(15)    HIP Refund                                          ________________(15)

                                      B-10

(16)    Rental Receipts                                     ________________(16)
(17)    Hazard Loss Proceeds                                ________________(17)
(18)    Primary Mortgage Insurance Proceeds                 ________________(18)
(19)    Pool Insurance Proceeds                             ________________(19)
(20)    Proceeds from Sale of Acquired Property             ________________(20)
(21)    Other (itemize)                                     ________________(21)
        ________________________________________________    ________________
        ________________________________________________    ________________
        TOTAL CREDITS                                       $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                     $_______________(23)

                                      B-11

                                   APPENDIX I

                        Purchase and Servicing Agreements

                                [Attached hereto]